UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2006
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.
     On December 21, 2006, Mylan Laboratories Inc., a Pennsylvania corporation (“Mylan”), issued a press release with the final results of the previously-announced open offer (“Public Offer”) to acquire up to 30,836,662 equity shares representing, in the aggregate, 20.0% of the fully diluted voting equity capital of Matrix Laboratories Limited, at a price of 306 rupees per share (approximately $6.84 per share at the December 20, 2006 exchange rate). The Public Offer was commenced by MP Laboratories (Mauritius) Ltd, an indirect wholly-owned subsidiary of Mylan, along with Mylan on November 22, 2006 and expired on December 11, 2006, in accordance with applicable Indian regulations. A copy of the press release announcing the results of the Public Offer is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant, dated December 21, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: December 21, 2006	By:	/s/ Edward J. Borkowski

Edward J. Borkowski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant, dated December 21, 2006.

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